UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2023

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40972	98-1582574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Camino Real, Suite 200 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(260) 515-9113

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PEGRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PEGR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PEGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On July 25, 2023, Project Energy Reimagined Acquisition Corp. (the “Company”) entered into one or more agreements (the “Non-Redemption Agreements”) with one or more unaffiliated third parties in exchange for them each agreeing not to redeem an aggregate of 760,000 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), sold in the Company’s initial public offering (“public shares”) in connection with the extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders of the Company (the “Meeting”) to be held on August 1, 2023 at 12:00 p.m., Eastern Time, at which Meeting a proposal to extend the date by which the Company must consummate an initial business combination from August 2, 2023 to May 2, 2024, or such earlier date as determined by the Company’s board of directors (the “Extension”) will be voted upon by the Company’s shareholders, among other proposals set forth in the Proxy Statement (as defined below) for the Meeting (collectively, the “Proposals”).

In exchange for the foregoing commitments not to redeem such public shares, the Company has agreed to issue or cause to be issued to each such investor 138,000 Class A Ordinary Shares at the time of the Company’s initial business combination. In addition, the Company has agreed that it will not utilize any funds from the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of public shares, including in connection with the Extension, an initial business combination or liquidation of the Company.

The Non-Redemption Agreements are not expected to increase the likelihood that any of the Proposals are approved by the Company’s shareholders but are expected to increase the amount of funds that remain in the Trust Account following the Meeting. The Company may enter into additional, similar non-redemption agreements in connection with the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding shareholder approval of the Proposals and related redemptions, the amount of funds that may be available in the Trust Account following the Extension, if approved, and the Company’s ability to complete an initial business combination within the required time period. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement and the Company’s most recent Annual Report on Form 10-K and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

Further information related to attendance, voting and the Proposals to be considered and voted on at the Meeting is described in the definitive proxy statement for the Meeting filed by the Company with the SEC on July 11, 2023 (the “Proxy Statement”), which has been mailed to the Company’s shareholders of record as of the record date for the Meeting. Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Project Energy Reimagined Acquisition Corp., 1285 Camino Real, Suite 200, Menlo Park, California 94025.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

Item 9.01.    Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

project energy reimagined acquisition corp.

	By:	/s/ Srinath Narayanan
		Name:	Srinath Narayanan
		Title:	Chief Executive Officer

Date: July 26, 2023

Exhibit 10.1

NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (this “Agreement”) is entered into as of July [•], 2023, by and among Project Energy Reimagined Acquisition Corp., a Cayman Islands exempted company (“SPAC”), and the undersigned investor(s) listed in Exhibit A (“Investor”).

RECITALS

WHEREAS, SPAC expects to hold an extraordinary general meeting of shareholders (the “Meeting”) for the purpose of approving, among other things, an amendment to SPAC’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which SPAC must consummate an initial business combination (the “Initial Business Combination”) by up to nine additional months, until as late as May 2, 2024 (the “Extension”);

WHEREAS, the Articles provide that a SPAC shareholder may redeem its Class A ordinary shares, par value $0.0001 per share, of SPAC (“Class A Ordinary Shares”) initially sold as part of the units in SPAC’s initial public offering (whether they were purchased in such initial public offering or thereafter in the open market) (the “Public Shares”) in connection with the Extension, on the terms set forth in the Articles (“Redemption Rights”);

WHEREAS, Investor is willing to not exercise its Redemption Rights in connection with the Extension, or to validly rescind any previously submitted redemption demand, of certain of the Public Shares held by such Investor upon the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor and SPAC hereby agree as follows:

1.	Non-Redemption and Share Issuance.

1.1.	Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 p.m., Eastern time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, and (c) the Extension is approved at the Meeting, and SPAC meets the continued or initial listing requirements to be listed on the Nasdaq Stock Market (“Nasdaq”) following the Meeting, then SPAC hereby agrees to, substantially concurrent with, and immediately after, the closing of the Initial Business Combination, to issue or cause to be issued to Investor for no additional consideration that number of Class A Ordinary Shares set forth opposite Investor’s name on Exhibit A (the “Promote Shares” and such issuance, the “Share Issuance”). “Investor Shares” shall mean an amount of the Public Shares presently held by Investor equal to the lesser of (i) 760,000 Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other SPAC shareholders similar to this Agreement on or about the date of the Meeting. SPAC agrees to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 a.m., Eastern time, on the first business day following the date of the Meeting (and in all cases a sufficient amount of time to allow Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares), provided, that such amount shall not exceed 760,000 Public Shares.

1.2.	SPAC and Investor hereby agree that the Share Issuance shall be subject to the conditions that (i) the Initial Business Combination is consummated; and (ii) Investor executes a joinder to that certain Registration Rights Agreement, dated October 28, 2021, by and among SPAC and any other parties thereto (as it exists on the date hereof, the “Registration Rights Agreement”), set forth as Exhibit B to this Agreement (the “Joinder”), or any successor or similar agreement entered into in connection with the Initial Business Combination.

Upon the satisfaction of the foregoing conditions, as applicable, SPAC shall promptly issue or cause to be issued (and no later than two business days following the closing of the Initial Business Combination) the Promote Shares to Investor free and clear of any liens or other encumbrances, other than pursuant to restrictions on transfer imposed by applicable securities laws. SPAC covenants and agrees to facilitate such issuance to Investor in accordance with the foregoing.

1.3.	Adjustment to Share Amounts. If at any time the number of outstanding Class A Ordinary Shares is increased or decreased by a consolidation, combination, split or reclassification of the Class A Ordinary Shares or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Class A Ordinary Shares.

1.4.	Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving SPAC in which its Class A Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of Class A Ordinary Shares, SPAC shall issue or cause to be issued, with respect to each Promote Share to be issued hereunder, the kind and amount of securities, cash or other property into which the Class A Ordinary Shares converted or exchanged.

1.5.	Forfeitures, Transfers, etc. Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Promote Shares.

1.6.	Delivery of Shares; Other Documents. At the time of the Share Issuance, SPAC shall issue or cause to be issued the Promote Shares to Investor in book-entry form through the transfer agent for the Promote Shares or in such other manner as SPAC and Investor shall agree prior to the Share Issuance. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.7.	Registration Rights. In connection with the Share Issuance and in respect of the Promote Shares, Investor shall be entitled to registration rights (i) set forth in the Registration Rights Agreement, and SPAC and Investor shall execute the Joinder, whereby Investor shall become a “Holder” (as defined therein) and the Promote Shares shall be “Registrable Securities” (as defined therein), or (ii) pursuant to any successor or similar agreement entered into in connection with the Initial Business Combination.

1.8.	Termination. This Agreement and each of the obligations of the undersigned shall terminate on the earlier of (a) the failure of SPAC’s shareholders to approve the Extension at the Meeting, (b) SPAC’s determination not to proceed with the Extension, (c) the fulfillment of all obligations of parties hereto, (d) the liquidation or dissolution of SPAC, (e) the mutual written agreement of the parties hereto, or (f) if Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investor Shares are actually redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, SPAC’s obligation to issue or cause to be issued the Promote Shares to Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting.

2.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, SPAC that:

2.1.	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Promote Shares.

2.2.	Accredited Investor. Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the Share Issuance contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

2.3.	Intent. Investor is acquiring the Promote Shares solely for investment purposes, for Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Investor has no present arrangement to sell the Promote Shares to or through any person or entity except as may be permitted hereunder.

2.4.	Trust Account; Redemption Rights; Restrictions on Transfer.

2.4.1.	Investor acknowledges and agrees that the Promote Shares are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of SPAC’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

2.4.2.	Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by SPAC, to waive any right that it may have to elect to have SPAC redeem any Investor Shares in connection with the Extension and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares in connection with the Extension and to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability to redeem any Public Shares other than the Investor Shares, or to trade or redeem any Public Shares (other than the Investor Shares) in its discretion and at any time or trade or redeem any Investor Shares in its discretion and at any time after the date of the Meeting.

2.4.3.	Investor acknowledges and understands the Promote Shares are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and will not be registered under the Securities Act when issued and, if in the future Investor decides to offer, resell, pledge or otherwise transfer the Promote Shares, such Promote Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Investor agrees that, if any transfer of the Promote Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Investor may be required to deliver to SPAC (or its successor) an opinion of counsel satisfactory to SPAC (or its successor) that registration is not required with respect to the Promote Shares to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Promote Shares.

2.5.	Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Promote Shares.

2.6.	Risk of Loss. Investor is aware that an investment in the Promote Shares is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Promote Shares, including those restrictions described or provided for in this Agreement pertaining to transferability. Investor is able to bear the economic risk of its investment in the Promote Shares for an indefinite period of time and able to sustain a complete loss of such investment.

2.7.	Independent Investigation. Investor has relied upon an independent investigation of SPAC and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from SPAC or any representatives or agents of SPAC, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of SPAC and has had an opportunity to ask questions of, and receive answers from SPAC’s management concerning SPAC and the terms and conditions of the proposed Share Issuance and has had full access to such other information concerning SPAC as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.

2.8.	Disclosure of Information. Investor or its advisor has had an opportunity to receive, review and understand all information related to SPAC requested by it and to ask questions of and receive answers from SPAC regarding SPAC, its business and the terms and conditions of the offering of the Promote Shares, and has conducted and completed its own independent due diligence. Investor acknowledges that it has had an opportunity to review SPAC’s filings made with the U.S. Securities and Exchange Commission (the “SEC”) that are available on the SEC’s EDGAR system. Based on the information Investor or its advisor has deemed appropriate, and without reliance on SPAC or its advisor, Investor has independently made its own analysis and decision to enter into this Agreement. Investor or its advisor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate), including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

2.9.	Organization and Authority. If an entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Promote Shares, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

2.10.	Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Promote Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Promote Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Promote Shares. Investor’s subscription for, and continued beneficial ownership of, the Promote Shares will not violate any applicable securities or other laws of Investor’s jurisdiction.

2.11.	Authority. This Agreement has been validly authorized, executed and delivered by Investor and (assuming due authorization, execution and delivery by SPAC) is a valid and binding agreement of Investor enforceable in accordance with its terms against Investor, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

2.12.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

2.13.	No Intent to Effect a Change of Control; Ownership. Investor has no present intent to effect a “change of control” of SPAC as such term is understood under the rules promulgated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the rules of Nasdaq.

2.14.	No Advice from SPAC. Investor has had the opportunity to review this Agreement, the transactions contemplated by this Agreement and the Registration Rights Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of SPAC explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of SPAC or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, SPAC, the Promote Shares, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.15.	Reliance on Representations and Warranties. Investor understands that the Promote Shares are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that SPAC is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

2.16.	No General Solicitation. Investor is not subscribing for the Promote Shares as a result of or subsequent to any general solicitation or general advertising within the meaning of Regulation D under the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.17.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Promote Shares nor is Investor entitled to or will accept any such fee or commission.

2.18.	No Pending Actions. There is no action pending against Investor or, to Investor’s knowledge, threatened against Investor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Investor of its obligations under this Agreement.

3.	Representations and Warranties of SPAC. SPAC represents and warrants to, and agrees with, Investor that:

3.1.	Power and Authority. SPAC is an exempted company duly formed and validly existing and in good standing as an exempted company under the laws of the Cayman Islands and possesses all requisite corporate power and authority to enter into this Agreement and to perform all of the obligations required to be performed by SPAC hereunder, including the Share Issuance.

3.2.	Authority. All corporate action on the part of SPAC and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of SPAC required pursuant hereto has been taken. This Agreement has been duly executed and delivered by SPAC and (assuming due authorization, execution and delivery by Investor) constitutes SPAC’s legal, valid and binding obligation, enforceable against SPAC in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.3.	Title to Securities. The Promote Shares have been duly authorized, and, when issued to Investor, will be (i) validly issued, fully paid, and non-assessable, and (ii) free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer and other restrictions that apply to the Promote Shares generally, under applicable securities laws).

3.4.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by SPAC of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Articles, (ii) any agreement or instrument to which SPAC is a party or by which it is bound or (iii) any law, statute, rule or regulation to which SPAC is subject or any order, judgment or decree to which SPAC is subject. SPAC is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.

3.5.	No General Solicitation. SPAC has not offered the Promote Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by SPAC in connection with the Share Issuance for which Investor will be liable.

3.7.	Reliance on Representations and Warranties. SPAC understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of SPAC set forth in this Agreement.

3.8.	No Pending Actions. There is no action pending against SPAC or, to SPAC’s knowledge, threatened against SPAC, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by SPAC of its obligations under this Agreement.

4.	Trust Account. Until the earlier of (a) the consummation of the Initial Business Combination; (b) the liquidation of the Trust Account; and (c) August 2, 2023, or such later time as SPAC’s shareholders may approve in accordance with the Articles, SPAC will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a national bank. Thereafter, SPAC will maintain the investment of any funds that continue to be held in the Trust Account in cash in an interest-bearing demand deposit account at a national bank until the earlier of (a) consummation of the Initial Business Combination or (b) the liquidation of the Trust Account. SPAC further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Public Shares, including in connection with the Extension, the Initial Business Combination or in connection with a liquidation of SPAC if it does not effect a business combination prior to its termination date.

5.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

6.	Assignment; Entire Agreement; Amendment.

6.1.	Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either SPAC or Investor to any person that is not an affiliate of such party shall require the prior written consent of the other party; provided, that no such consent shall be required for any such assignment by Investor to one or more affiliates thereof; provided, further, that Investor shall provide SPAC with prior written notice of any such assignment.

6.2.	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

6.3.	Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

7.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

8.	Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.	Survival; Severability

9.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

9.2.	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

10.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

11.	Disclosure; Waiver. In connection with the entry into this agreement (and in any event not later than 9:30 a.m., New York City time on the business day immediately following the date hereof), SPAC will file (to the extent that it has not already filed) a Current Report on Form 8-K under the Exchange Act, reporting the material terms of this Agreement and of the transactions contemplated hereby and any other material, nonpublic information that SPAC has provided to Investor at any time prior to such filing. Upon such filing, to SPAC’s knowledge, Investor shall not be in possession of any material, nonpublic information received from SPAC or any of its officers, directors or employees. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. SPAC agrees that the name of Investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. Investor (i) acknowledges that SPAC may possess or have access to material non-public information which has not been communicated to Investor; (ii) so long as SPAC complies with the reporting requirements of this Section 11, hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against SPAC or any of SPAC’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving SPAC, including without limitation, any claims arising under Rule 10-b(5) of the Exchange Act; and (iii) is aware that SPAC is relying on the truth of the representations set forth in Section 2 of this Agreement and the foregoing acknowledgement and waiver in this Section 11, in connection with the transactions contemplated by this Agreement.

12.	Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and SPAC as, and SPAC acknowledges that Investor and SPAC do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and SPAC are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and SPAC acknowledges that Investor and SPAC are not acting in concert or as a group, and SPAC shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

13.	Most Favored Nation. In the event SPAC has entered or enters into one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, SPAC represents and covenants that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of Investor. For the avoidance of doubt, SPAC acknowledges and agrees that a ratio of Investor Shares to Promote Shares in any such other agreement that is more favorable to any other party to such other agreement than such ratio in this Agreement is to Investor would be materially more favorable to such other party. In the event that another investor is afforded any such more favorable terms than Investor, SPAC shall promptly inform Investor of such more favorable terms in writing, and Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR:

[INVESTOR]

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

SPAC:

Project Energy Reimagined Acquisition Corp.

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

Exhibit A

Investor	Promote Shares to be issued in the Share Issuance	Public Shares to be Held as Investor Shares
Name:	[•]	[•]

Address:

SSN/EIN:

A-1

Exhibit B

FORM OF JOINDER

TO

REGISTRATION RIGHTS AGREEMENT

______, 20__

Reference is made to that certain Non-Redemption Agreement, dated as of ______, 2023 (the “Agreement”), by and among ____________ (“Investor”) and Project Energy Reimagined Acquisition Corp. (the “Company”), pursuant to which Investor acquired Promote Shares. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date of the Share Issuance, that Investor shall become a party to that certain Registration Rights Agreement, dated October 28, 2021, by and among the Company and any other parties thereto (as it existed on the date of the Agreement, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Promote Shares shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein and the Registration Rights Agreement is between the Company and Investor, solely, and not between and among Investor and the other shareholders of the Company signatory thereto.

[Signature Page Follows]

B-1

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

[INVESTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

By:
Name:
Title:

B-2